UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   August 17, 2005

The Dayton Power and Light Company

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-2385	31-0258470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio		45432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement

On August 17, 2005, The Dayton Power and Light Company (the “Company”) entered into a 43rd Supplemental Indenture to its First and Refunding Mortgage, dated as of August 1, 2005, with the Bank of New York, as Trustee.  The Company also entered into various loan agreements as described below in Item 2.03 of this Form 8-K.  The information reported below in Item 2.03 of this Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03.               Creation of a Direct Financial Obligation.

On August 17, 2005, DPL Inc., announced that its principal subsidiary, The Dayton Power and Light Company (the “Company”), had completed the refinancing of $214,375,000 of pollution control bonds.  The specific issues refinanced consisted of:

•                  $41.3 million of Ohio Water Development Authority (“OWDA”) bonds;

•                  $137.8 million of Ohio Air Quality Development Authority (“OAQDA”) bonds; and

•                  $35.3 million of Boone County, Kentucky (“Boone County”) bonds.

On August 17, 2005, the Company entered into a separate loan agreement with the OWDA, OAQDA and Boone County for new pollution control bonds with a weighted average interest rate of 4.78%.  The proceeds of the bonds will be used to repay existing pollution control bonds with a weighted average of 6.26% on September 16, 2005, the date of redemption for these existing bonds.  To secure the repayment of its obligations to the OWDA, OAQDA and Boone County, the Company entered into a 43rd Supplemental Indenture to its First and Refunding Mortgage for a like amount ($214,375,000) of first mortgage bonds with The Bank of New York serving as Trustee.

Payments of interest on the loans are payable on January 1 and July 1 of each year.  Principal on each loan is payable on the maturity date.  The maturity date for the OWDA and OAQDA pollution control bonds is January 1, 2034 and the maturity date for the Boone County pollution control bonds is January 1, 2028. A default by the Company on any of the three loan agreements would create a corresponding default under the 43rd Supplemental Indenture to the First and Refunding Mortgage and provide the protection granted to other first mortgage bond holders.

The foregoing descriptions of the terms of the respective loan agreements and the 43rd Supplemental Indenture to the First and Refunding Mortgage are qualified in their entirety by reference to the Loan Agreements with exhibits and the 43rd Supplemental Indenture that are attached hereto as Exhibit 4.1, 4.2, 4.3, and 4.4 and incorporated herein by reference.  A copy of the press release announcing the completion of the pollution control bond refinancing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(c).           Exhibits.

4.1	Loan Agreement, dated as of August 1, 2005, by and between Ohio Water Development Authority and The Dayton Power and Light Company.

4.2	Loan Agreement, dated as of August 1, 2005, by and between Ohio Air Quality Development Authority and The Dayton Power and Light Company.

4.3	Loan Agreement, dated as of August 1, 2005, by and between County of Boone, Kentucky and The Dayton Power and Light Company.

4.4	43rd Supplemental Indenture to the First and Refunding Mortgage, dated as of August 1, 2005, by and between the Bank of New York, as Trustee and The Dayton Power and Light Company

99.1	Press Release of DPL Inc., dated August 19, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dayton Power and Light Company

Date: August 23, 2005

/s/ Miggie E. Cramblit
	Name:	Miggie E. Cramblit
	Title:	Vice President, General Counsel and Corporate Secretary